Exhibit 10.54

Confidential Treatment Requested by Tesla, Inc.

PAYOFF AND TERMINATION LETTER

December 28, 2018

LML Warehouse SPV, LLC

c/o Tesla, Inc.

6800 Dumbarton Circle

Fremont, California 94455

Attention: Legal, Finance

Ladies and Gentlemen:

Reference is hereby made to the Loan and Security Agreement, dated as of August 17, 2017 (as amended, restated, supplemented or modified, the “Agreement”) among LML Warehouse SPV, LLC, a Delaware limited liability company (the “Borrower”), Tesla Finance LLC (“TFL”), the Lenders and Group Agents party thereto, Deutsche Bank Trust Company Americas, as paying agent (in such capacity, the “Paying Agent”) and Deutsche Bank AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

The Borrower hereby notifies the Administrative Agent and the Lenders that, on December 28, 2018 (the “Payoff Date”), it will pay the outstanding principal amount of the Loans in full, together with all accrued and unpaid interest, fees, costs, expenses, indemnities and other Secured Obligations owing by the Borrower to the Administrative Agent and the Lenders under the Agreement and the other Transaction Documents (collectively, the “Obligations”).

The amount required to reduce the Obligations to zero (the “Payoff Amount”) at or before 5:00 p.m. (New York time) on the Payoff Date is $158,883.34 in immediately available funds. The components of the Payoff Amount are described on Schedule I attached hereto.  On the Payoff Date, the Borrower will remit (or cause to be remitted) the Payoff Amount to the Paying Agent for the account of the Lenders by wire transfer of immediately available funds in accordance with the wiring instructions set forth on Schedule I attached hereto.

Upon receipt of the Payoff Amount, the amounts specified on Schedule I attached hereto shall be immediately applied to the Obligations in accordance with the terms of the Agreement and the other Transaction Documents.  To the extent any Transaction Document requires any prior notice as a condition to the payment of the Obligations (or any part thereof) or the application of the Payoff Amount to the Obligations, such requirement is hereby waived.

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

Immediately upon receipt of the Payoff Amount in full as provided above: (a) the Obligations under the Agreement and the other Transaction Documents shall be reduced to zero, (b) the Commitments of the Lenders shall terminate and, except as set forth herein, none of the Borrower, any Lender or the Administrative Agent shall have any further obligations or liabilities under any Transaction Document to which it is party and the Transaction Documents shall be terminated and cease to be of further force or effect; provided, that that obligations of the Borrower and any other party to the Agreement that expressly survive termination of the Agreement or any other Transaction Document (including, without limitation, the indemnification provisions of the Agreement) shall survive termination of the Agreement and the other Transaction Documents and (c) the Agreement and each other Transaction Document shall terminate and cease to be of further force or effect.

In consideration of the payment in full of the Payoff Amount, each of the Administrative Agent and each Lender (each a “Secured Party” and collectively, the “Secured Parties”), upon receipt of the Payoff Amount, hereby agrees that:

(a)all security interests, liens or other rights which each Secured Party may have on or in the Warehouse SUBI Assets, the Warehouse SUBI Certificate, the Collections, the Warehouse SUBI Collection Account, the Reserve Account and other Collateral under the Transaction Documents will be deemed to be terminated and released and of no further force and effect (including “control” for purposes of the applicable UCC with respect to any deposit or securities account that are part of the Collateral);

(b)at the Borrower’s expense, the Borrower (or its designee) is authorized to file UCC termination statements and other appropriate documents to terminate the security interests, liens and other rights on or in the Collateral under the Transaction Documents, and the Administrative Agent shall deliver to the Borrower all possessory collateral (if any) held by the Administrative Agent in accordance with the Transaction Documents;

(c) at the Borrower’s expense, the Administrative Agent shall deliver to the Borrower other appropriate documents reasonably requested in writing by the Borrower in order to notify the applicable financial institutions of the termination of the security interest and control of the Administrative Agent in any deposit or securities accounts that are part of the Collateral and to otherwise effectuate the release of liens contemplated herein.

The Administrative Agent and the below undersigned Lenders (constituting 100% beneficial owners of the Obligations), hereby authorize, direct and instruct each of the Administrative Agent and the Paying Agent to execute and deliver this Payoff Letter, and to take any and all actions necessary to give effect to the terms of this Payoff Letter.

2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

IN WITNESS WHEREOF, the parties have caused this Payoff Letter to be duly executed by their respective officers as of the day and year first above written.

LML WAREHOUSE SPV, LLC,
as Borrower

By:	/s/ Yaron Klein
Name:	Yaron Klein
Title:	Chief Financial Officer/Treasurer

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:	/s/ Rosemary Cabrera
Name:	Rosemary Cabrera
Title:	Associate

By:	/s/ Diana Vasconez
Name:	Diana Vasconez
Title:	Assistant Vice President

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent, a Group Agent and a Committed Lender

By:	/s/ Brendon Girardi
Name:	Brendon Girardi
Title:	Director

By:	/s/ Kevin Fagan
Name:	Kevin Fagan
Title:	Vice President

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CITIBANK, N.A.,
as Group Agent and as a Committed Lender

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CAFCO LLC,
as a Conduit Lender
By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CHARTA LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CIESCO LLC,
as a Conduit Lender

By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

CRC FUNDING LLC,
as a Conduit Lender
By:	Citibank, N.A.,
as attorney-in fact

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Vice President

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

ROYAL BANK OF CANADA,
as a Group Agent and as a Committed Lender

By:	/s/ Thomas C. Dean
Name:	Thomas C. Dean
Title:	Authorized Signatory

By:	/s/ Lisa Wang
Name:	Lisa Wang
Title:	Authorized Signatory

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Committed Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Authorized Signatory

By:	/s/ Michael Eaton
Name:	Michael Eaton
Title:	Authorized Signatory

GIFS CAPITAL COMPANY,
as a Conduit Lender

By:	/s/ Chris J. Murray
Name:	Chris J. Murray
Title:	Authorized Signer

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

BARCLAYS BANK PLC,
as a Group Agent and a Committed Lender

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

SALISBURY RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

Signature Page to Payoff Letter

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla, Inc.

SCHEDULE I

Payoff Amount

Aggregate outstanding principal:	$0.00
Accrued interest and fees (Unused Fees):	$158,883.34
Other costs, expenses and Obligations:	$0.00
TOTAL:	$158,883.34

Wire Instructions

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.